                            JATO COMMUNICATIONS CORP.

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


         THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "AGREEMENT") is made as of this 16th day of September, 1999, by and among JATO COMMUNICATIONS CORP., a Delaware corporation (the "COMPANY"), the holders of the Company's Common Stock listed on EXHIBIT A hereto (collectively, the "COMMON HOLDERS"), the holders of the Company's Series B Preferred Stock listed on EXHIBIT B hereto (the "SERIES B HOLDERS") and the holders of the Company's Series C Preferred Stock listed on EXHIBIT C hereto (the "SERIES C HOLDERS").

                                    RECITALS

         WHEREAS, in connection with the sale of the Company's Series B Preferred Stock to the Series B Holders, the Company, the Common Holders and the Series B Holders entered into a Stockholders' Agreement, dated as of April 16, 1999 (the "PRIOR AGREEMENT") to provide for the future voting of their shares of the Company's capital stock;

         WHEREAS, the Series C Holders are purchasing shares of the Company's Series C Preferred Stock (the "SERIES C STOCK") pursuant to that certain Series C Preferred Stock Purchase Agreement, dated of even date herewith (the "PURCHASE AGREEMENT");

         WHEREAS, such Series C Holders were induced by the Company to purchase the Series C Stock in part by the agreement of the Company, the Stockholders and the Series B Holders to enter into this Agreement; and

         WHEREAS, it is a condition precedent to the obligations of the Series C Holders to purchase the Series C Stock pursuant to the Purchase Agreement that the parties hereto enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree hereto as follows:

1.       GENERAL

         (a) AMENDMENT AND RESTATEMENT OF THE PRIOR AGREEMENT. The undersigned parties who constitute the parties necessary to amend the Prior Agreement hereby agree that, effective upon the date hereof, the Prior Agreement is null and void and superseded by the rights and obligations set forth in this Agreement.

2.       DEFINITIONS.

         (a) "COMMON SHARES" shall mean all shares of capital stock of the Company registered in the names of the Common Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Common Holders after the date hereof.

         (b) "INITIAL OFFERING" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act of 1933.

         (c) "INVESTORS" shall include the Common Holders, the Series B Holders and the Series C Holders.

         (d) "QUALIFIED PUBLIC OFFERING" shall mean a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price is at least equal to the "Target Percentage" (as hereinafter defined) multiplied by the then-effective Series B Conversion Price (the "SERIES B CONVERSION PRICE"), determined in accordance with the Company's Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware (the "THRESHOLD PRICE"), (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $30,000,000 and
(iii) the shares of Common Stock are listed on any national securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. As used herein, "TARGET PERCENTAGE" shall mean (A) an amount equal to the product of 2.5 and $1.50 (as adjusted for stock dividends, combinations, splits, recapitalizations and the like) prior to the third anniversary of the date hereof and (B) an amount equal to the product of 3.5 and $1.50 (as adjusted for stock dividends, combinations, splits, recapitalizations and the like) on or after the third anniversary of the date hereof.

         (e) "SERIES B SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series B Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series B Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series B Stock).

         (f) "SERIES C SHARES" shall mean all shares of capital stock of the Company registered in the names of the Series C Holders or beneficially owned by them as of the date hereof and any and all other securities of the Company legally acquired by the Series C Holders after the date hereof (including but not limited to all shares of Common Stock issued upon conversion of, or as dividends or other rights with respect to, the Series C Stock).

         (g) "SHARES" shall mean the Company's (i) Common Shares, (ii) the Series B Shares and (iii) the Series C Shares.

3.       APPROVED SALE.

         (a) VOTING OF SHARES. The Common Holders, the Series B Holders and the Series C Holders each agree to vote their respective Common Shares, Series B Shares and Series C Shares in accordance with the provisions of this
Section 3.

         (b) DRAG-ALONG PROVISION. At any time following the first anniversary of the date of this Agreement, (i) the holders of more than seventy-five percent (75%) of the Series B Shares then outstanding and (ii) the holders of a majority of the outstanding capital stock of the Company then outstanding (the "REQUISITE HOLDERS") shall have the option to compel a sale of the Company or of all or substantially all of the Company's assets at any time (a "DRAG-ALONG

SALE"); PROVIDED, THAT, in the event that the holders of Series B Shares constitute at least a majority of the outstanding capital stock of the Company (on an as-converted basis) the provisions of Section 3(b)(ii) shall not apply. The Drag-Along Right established by this Section 3(b) shall not apply to, and shall terminate upon, the Company's consummation of an Initial Offering.

         (c) FORCED SALE. The Company hereby covenants and agrees that, if the Company has not effected a Qualified Public Offering or obtained the Minimum Trading Requirement (as defined below) prior to the fourth anniversary of the date of this Agreement, the Company shall use commercially reasonable efforts, including retaining an appropriate investment bank reasonably satisfactory to a majority in interest of the Series B Holders, to identify a suitable purchaser of the Company to be effected by means of a merger, consolidation or sale of stock or assets, auction or otherwise at such time (a "FORCED SALE," and, together with a Drag-Along Sale, an "APPROVED SALE"). As used herein, the "MINIMUM TRADING REQUIREMENT" shall be obtained following an Initial Offering on the business day following the end of a one hundred eighty (180) consecutive day period during which the average closing price of the Company's Common Stock on each such day exceeded the Threshold Price.

         (d) NO OBJECTIONS. Each Investor agrees that in the event of an Approved Sale, it shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, each such Investor shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale or (ii) a sale of the stock of the Company, then each such Investor shall agree to sell its respective Shares on the terms and conditions approved by the Requisite Holders, PROVIDED, THAT, such terms do not provide that the Series B Holders or Series C Holders would receive less than the amount that would be distributed to such Series B Holders or Series C Holders in the event of a liquidation of the Company in accordance with the Company's Restated Certification of Incorporation. The Investors shall each take all necessary and desirable actions approved by the Requisite Holders, in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (i) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (ii) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

4.       RESTRICTIONS ON TRANSFER; LEGEND.

         (a)      RESTRICTIONS ON TRANSFER.

                  (i) Each Investor agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4(a) unless and until:

                           (A) There is then in effect a registration
statement under the Securities Act of 1933 covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (B) (1) Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (2) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act of 1933 or any applicable state securities or Blue Sky laws. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (C) Notwithstanding the provisions of paragraphs
(A) and (B) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is (1) a partnership to any or all of its partners or former partners, (2) a corporation to its stockholders in accordance with their interest in the corporation, (3) a limited liability company to its members or former members in accordance with their membership interest, (4) by a trust to its beneficiaries in accordance with their interests in the trust, (5) to the Investor's family member or trust for the benefit of an individual Investor or (6) to an affiliate of the Investor; PROVIDED, THAT, the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Investor hereunder; and PROVIDED, FURTHER, HOWEVER, that such transfer is pursuant to an exemption under the Securities Act of 1933.

PROVIDED, HOWEVER, that in connection with any such transfer or disposition other than as described in paragraph (A) above, the transferee shall have agreed in writing to be bound by the provisions of the Agreement.

          (b) Each certificate representing Shares now or hereafter owned by an Investor or issued to any person shall be endorsed with the following legend:

         FIRST LEGEND:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         SECOND LEGEND:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO

         THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

         (c) The Investors agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4(b) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The Company agrees that, during the term of this Agreement, it will not remove, and it will not permit to be removed, the legend from any certificate and will place or cause to be placed the legend on any new certificate issued to represent Common Shares. The legend shall be removed upon termination of this Agreement.

5.       MISCELLANEOUS.

         (a) GOVERNING LAW. This Agreement shall be and construed and enforced in accordance with the laws of the State of Colorado without regard to its conflict-of-laws rules.

         (b) ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Shares from time to time.

         (c) SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (d) SUBSEQUENT INVESTORS. No person or persons ("SUBSEQUENT INVESTORS") shall acquire, either by purchase or otherwise any shares of capital stock of the Company subsequent to the date hereof, unless such Subsequent Investors shall become a party to this Agreement and agree to be bound by the provisions hereof. Such Subsequent Investors shall be considered "Common Holders" for all purposes hereof and all shares of capital stock of the Company held by such Subsequent Investors shall be deemed to be "Common Shares" for all purposes hereof. Notwithstanding anything contrary contained herein, if the Company shall issue any Common Shares as set forth in the previous sentence, such Subsequent Investor may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement.

         (e) AMENDMENT.

                  (i) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and
(A) the holders of a majority of the Series B Shares and Series C Shares or share equivalents then outstanding and (B) the holders of a majority of the Common Shares then outstanding; PROVIDED, HOWEVER, that the provisions of Sections 3(b) and (c) shall not be amended without the consent of the holders of a majority of the Series B Shares.

                  (B) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of (A) the holders of a majority of the Series B Shares and Series C Shares or share equivalents then outstanding and (B) the holders of a majority of the Common Shares then outstanding.

         (f) NOTICES. All notices required or permitted hereunder shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) upon receipt after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address set forth on the signature pages hereto or the exhibits hereto or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

         (g) ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any rights of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         (h) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto with regard to the subject matter hereof.

         (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (j) TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         (k) INJUNCTIVE RELIEF. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with certain of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of such provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the foregoing AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT is hereby executed as of the date first above written.

COMPANY:

JATO COMMUNICATIONS CORP.
1099 18th Street                       ------------------------------
Denver, Colorado 80202                 Please Print Name of Investor


By: /s/ Brian E. Gast                  By:
   -------------------------------        ---------------------------
Name:                                  Name:
     -----------------------------          -------------------------
Title:                                 Title:
      ----------------------------           ------------------------





                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                                    EXHIBIT A

                                 COMMON HOLDERS

NAME AND ADDRESS:

Eliot Boyle
1099 18th Street, Suite 700
Denver, CO  80202

Patrick M. Green
1099 18th Street, Suite 700
Denver, CO  80202

Rex H. Humston
1099 18th Street, Suite 700
Denver, CO  80202

                                    EXHIBIT B

                                SERIES B HOLDERS

NAME AND ADDRESS:

Crest Communications Partners L.P.
320 Park Avenue
17th Floor
New York, NY 10022
  Attn: Gregg Mockenhaupt

CEA Capital Partners USA, L.P.
17 State Street
35th Floor
New York, NY  10004
  Attn: Steve McCall

CEA Capital Partners USA
CI, L.P.
17 State Street
35th Floor
New York, NY  10004
  Attn: Steve McCall

ABN AMRO Capital (USA), Inc.
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

I Eagle Trust
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

ABN AMRO Incorporated
208 S. LaSalle Street
10th Floor
Chicago, IL  60604
  Attn: Daniel Forman

Access Technology Partners, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Access Technology Partners Brokers Fund,
L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Hambrecht & Quist California
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

Hambrecht & Quist Employee Venture Fund,
L.P. II
One Bush Street
San Francisco, CA  94104
  Attn: Alex Sloan

H&Q JATO Communications
Investors, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA  94104

John P. Raeder, Jr. and Deborah M. Raeder, as Joint Tenants
5625 S. Bellaire Ct.
Greenwood Village, CO 80121

Gilbert Family Trust
1211 Whispering Oaks
Danville, CA  94506
  Attn: Dean Gilbert

Jeffrey D. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

Karin W. Morgan
2883 Lee Hill Road
Boulder, CO  80302

Marty S. Clayman
2401 Shady Oak Place
Lexington, KY 40515

Robert J. Grubb
7259 Longview Drive
Niwot, CO  80503

Richard K. Coleman, Jr.
22 Viking Drive
Englewood, CO  80110

GC&H Investments
C/o Cooley Godward LLP
One Maritime Plaza
20th Floor
San Francisco, CA  94111
  Attn: John Cardoza

Michael S. Grunwald
C/o Lehman Brothers
555 California Street
30th Floor
San Francisco, CA  94104

Mark T. Stolte
22595 Treetop Lane
Golden, CO  80401

Seybold Brothers Investments
4075 Hermitage Road
Colorado Springs, CO 80906
  Attn: William Seybold

Leonard Allsup
1720 Wyncoop
Unit 203
Denver, CO  80202-1077

William J.B. Brady III
Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA  94304

Stephen S. Hyde and Lorreen L.
George, joint tenants w/right of
survivorship
31 Broadmoor Avenue
Colorado Springs, CO 80906

Frank P. Quattrone and
Denise Foderavo, Trustees
Quattrone Family Trust UTA
DTD 9/14/91
Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA 94304

Ian C. and Susan D. Griffis
3519 E. Palmer Divide Road
Larkspur, CO  80118

Charles Calloway
1616 17th Street, Suite 600
Denver, CO  80202

Mark Mangiola
425 Broadway Street
Redwood City, CA 94063

Benefactor Funding Corp.
234 Columbine Street
Suite 240
Denver, CO  80206
Attn:  Randy Carter

Richard & Julie K. Wham JTWROS
15 Polo Club Drive
Denver, CO  80209

Gerald H. Parrick III
25 Sandlewood Drive
Novato, CA 94945

Bruce E. Dines, Jr.
825 York Street
Denver, CO  80206

Jill S. Dines
825 York Street
Denver, CO  80206

Katherine Dines
2000 Little Raven #1-C
Denver, CO  80202

Curtis J. Ahart
6090 Spruce Hill Court
Shorewood, MN  55331

Keith Bennett
16728 E. Prentice Circle
Aurora, CO  80015

                                    EXHIBIT C

                                SERIES C HOLDERS


NAME AND ADDRESS

Mayfield X, L.P.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Mayfield Associates Fund IV, L.P.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Mayfield Principals Fund, L.L.C.
2800 Sand Hill Road
Suite 250
Menlo Park, CA 94025
Attn:  Todd Brooks

Crest Communications Partners L.P.
320 Park Avenue
17th Floor
New York, NY 10022
  Attn: Gregg Mockenhaupt

CEA Capital Partners USA, L.P.
17 State Street
35th Floor
New York, NY 10004
  Attn: Steve McCall

CEA Capital Partners USA CI, L.P.
17 State Street
35th Floor
New York, NY 10004
  Attn: Steve McCall

ABN AMRO Capital (USA), Inc.

NAME AND ADDRESS

208 S. LaSalle Street
10th Floor
Chicago, IL 60604
  Attn: Daniel Foreman

I Eagle Trust
208 S. LaSalle Street
10th Floor
Chicago, IL 60604
  Attn: Daniel Foreman

ABN AMRO Incorporated
208 S. LaSalle Street
10th Floor
Chicago, IL 60604
  Attn: Daniel Foreman

Access Technology Partners, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Access Technology Partners Brokers Fund,
L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Hambrecht & Quist California
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

Hambrecht & Quist Employee Venture Fund,
L.P. II
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

NAME AND ADDRESS

H&Q JATO Communications Investors, L.P.
Hambrecht & Quist
One Bush Street
San Francisco, CA 94104
  Attn: Alex Sloan

TCI Satellite Entertainment, Inc.
8085 S. Chester Street
Suite 110
Englewood, CO 80112
Attn:  Ken Carroll

Keith Bennett
16728 E. Prentice Circle
Aurora, CO  80015

Jeffrey D. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

Karin W. Morgan
2883 Lee Hill Road
Boulder,  CO 80302

John P. Raeder, Jr. and Deborah
M. Raeder, as Joint Tenants
5625 S. Bellaire Ct.
Greenwood Village, CO 80121

Michael S. Grunwald
340 Lombard Street
Apt. A
San Francisco, CA  94133

NAME AND ADDRESS

Gerald K. Dinsmore
c/o Jato Communications Corp.
1099 18th Street
Denver, CO 80202

Jerome C. Ramsey
506 Providence Drive
Castle Rock, CO 80104

Robert G. Vidal and Tina M. Vidal, as Joint Tenants
5 Snowy Owl Lane
Littleton, CO 80127

Gerard A. Maglio
5640 S. Bellaire Court
Greenwood Village, CO 80121

Rex Humston
6889 S. Salida Street
Foxfield, CO 80016

Ed Ziehm
864 Meadow Rose Lane
Castle Rock, CO 80104

NAME AND ADDRESS

Trustee  F.B.O.  FWD  Corporation  Savings &
Profit Sharing Trust,
James M. Green, Segregated Account
c/o - James P. Cooney, President
Pension Inc., Trustee
136 N. Maple Avenue
Green Bay, WI  54303

COPY OF ANY CORRESPONDENCE TO :
James M. Green, Segregated Account
W8397 Cloverleaf Lake Road
Clintonville, WI  54929

Patrick M. Green
12098 W. 75th Place
Arvada, CO 80005

William D. Myers and Dana D. Myers, as
Joint Tenants
3822 South Sebring Court
Denver, CO 80237

Marty S. Clayman
2401 Shady Oak Place
Lexington, KY 40515